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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-2 of our report dated March 27, 2003 relating to the financial statements, which appears in Brigham Exploration Company's Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the references to us under the headings "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Houston, TX
June 6, 2003